Exhibit 13.1

Certification of Chief Executive Officer
Pursuant to
18 U.S.C. Section 1350,
As Enacted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Emgold Mining Corporation (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2007 (the “Report”).

I, Sargent H. Berner, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)

the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)

the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ Sargent H. Berner

Sargent H. Berner

Co-Chief Executive Officer

June 26, 2008